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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 30, 1995


                        PSSFC Equipment Lease Trust 1995-1
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                       New York                                 33-84918                 Application Pending.
      --------------------------------------------       ---------------------           --------------------
     (State or Other Jurisdiction of Incorporation)     (Commission File Number)           (I.R.S. Employer
                                                                                         Identification No.)

      c/o Prudential Securities Secured Financing
                      Corporation
               Attention: Norman Chaleff
            One New York Plaza, 18th Floor                                                      10292
                  New York, New York                                                     --------------------
      -------------------------------------------                                             (Zip Code)
       (Address of Principal Executive Offices)


Registrant's telephone number, including area code (212) 778-1000
                                                   --------------


                                   No Change
      -------------------------------------------------------------------
         (Former name or former address, if changed since last report)


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Item 5.  Other Events

         In connection with the offering of Lease Backed Certificates, Class A, of which Prudential Securities Secured Financing Corporation is the issuer as described in a Prospectus Supplement dated as of November 29, 1995, to the Prospectus dated December 2, 1994, certain computational materials, including price/yield tables, Class A Certificate cashflows and related assumptions were furnished to certain prospective investors (the "Computational Materials").

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

         99.1  Computational Materials (as defined in Item 5 above).
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                                 EXHIBIT INDEX


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
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  Exhibit No.                 Description                                                     Page No.
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
  99.1                        Computational Materials (as defined in Item 5 hereof).
==========================================================================================================
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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PSSFC EQUIPMENT LEASE TRUST 1995-1,

                                   By:     Prudential Securities Secured
                                           Financing Corporation, as Depositor



                                    By:/s/ Norman Chaleff
                                       -------------------------

                                       Name:  Norman Chaleff
                                       Title: Vice President


Dated:  November 21, 1995